Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

("Separate Accounts")

Supplement to:

Ameritas No-Load VA 6150, Ameritas Advisor No-Load VA,

and Ameritas Advisor VUL®

Prospectuses Dated May 1, 2016

and Statements of Additional Information ("SAI")

Supplement Dated February 1, 2017

1.       Effective December 31, 2016, Ameritas Life is no longer affiliated with the Calvert Variable Products and Calvert Variable Series funds (the "Funds"). The Funds' new investment adviser and new underwriter are also not affiliated with Ameritas Life. All references to former Calvert affiliations in your prospectus and SAI are deleted. Ameritas Life continues to be affiliated with Ameritas Investment Partners, Inc., the subadviser to certain portfolios of the Funds.

2.       The Portfolio Company Operating Expenses chart and the Variable Investment Options chart in your prospectus are revised by replacing information about the Calvert Variable Products and Calvert Variable Series portfolios with the respective information below.

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
CALVERT VARIABLE PRODUCTS (CVP)
VP EAFE International Index, Class I	0.42%	-	0.29%	0.01%	0.72%	0.23%	0.49%	(1)	(2)
VP Russell 2000 Small Cap Index, Class I	0.37%	-	0.34%	-	0.71%	0.33%	0.38%	(1)	(2)
VP S&P 500 Index*****	0.30%	-	0.11%	-	0.41%	0.13%	0.28%	(1)	(2)
VP Volatility Managed Growth, Class F	0.54%	0.25%	0.09%	0.10%	0.98%	0.05%	0.93%	(1)	(2)
VP Volatility Managed Moderate Growth, Class F	0.54%	0.25%	0.13%	0.08%	1.00%	0.09%	0.91%	(1)	(2)
VP Volatility Managed Moderate, Class F	0.54%	0.25%	0.11%	0.08%	0.98%	0.07%	0.91%	(1)	(2)
CALVERT VARIABLE SERIES (CVS)
VP SRI Balanced, Class I	0.53%	-	0.17%	-	0.70%	-	0.70%	(1)
Calvert (1) Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Calvert (2) Calvert Research and Management ("CRM") has agreed to reimburse the expenses of the portfolios listed below to the extent that Total Portfolio Fees exceed the following:
VP EAFE International Index, Class I				0.48%
VP Russell 2000 Small Cap Index, Class I				0.38%
VP S&P 500 Index				0.28%
VP Volatility Managed Growth, Class F				0.83%
VP Volatility Managed Moderate Growth, Class F				0.83%
VP Volatility Managed Moderate, Class F				0.83%
This expense reimbursement will continue through April 30, 2018. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. The Adviser has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

PF 722 2-17

*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.
*****	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P as set forth in the Licensing Agreement between us and S&P.

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Calvert Variable Products, Inc.*	Calvert Research and Management
Calvert VP EAFE International Index Portfolio, Class I	Index: MSCI EAFE Index.
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I – Ameritas Investment Partners, Inc. ("AIP")**	Index: Russell 2000 Index.
Calvert VP S&P 500 Index Portfolio – AIP**	Index: S&P 500 Index.
Calvert VP Volatility Managed Growth Portfolio, Class F – AIP** and Milliman Financial Risk Management, LLC ("Milliman")	Growth and income.
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F – AIP** and Milliman	Income and growth.
Calvert VP Volatility Managed Moderate Portfolio, Class F – AIP** and Milliman	Current income.
Calvert Variable Series, Inc.*	Calvert Research and Management
Calvert VP SRI Balanced Portfolio, Class I	Income and capital growth.
*	Prior to December 31, 2016, these funds, the funds' previous investment adviser, and the funds' previous underwriter were part of Ameritas Mutual Holding Company ("Ameritas"), the ultimate parent of Ameritas Life. The funds are no longer affiliated with Ameritas, and the current investment adviser and current underwriter are not affiliated with Ameritas.
**	Ameritas Investment Partners, Inc. is an indirect subsidiary of Ameritas.

Please see the Portfolio prospectuses, as revised, for more information.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 722 2-17